IAI Investment Funds II, Inc.
                                                               File No. 33-61834
                                                  IAI Investment Funds VII, Inc.
                                                                File No. 2-39560


                       SUPPLEMENT DATED DECEMBER 28, 1999
                  TO THE JOINT PROSPECTUS DATED AUGUST 1, 1999
                                       OF
              IAI GROWTH FUND (A PORTFOLIO OF IAI INVESTMENT FUNDS
            II, INC.) IAI GROWTH AND INCOME FUND (A PORTFOLIO OF IAI
                           INVESTMENT FUNDS VII, INC.)


         The following replaces the disclosure on page 29 concerning the management of the Funds:

         GROWTH FUND AND GROWTH & INCOME FUND. These Funds are managed by a team of investment professionals comprised of Keith Wirtz, David McDonald and Jeff Malet. Mr. Wirtz joined IAI in March 1999 as President and Chief Investment Officer. Prior to joining IAI, Mr. Wirtz was Chief Investment Strategist for TradeStreet Investment Associates, Inc. from 1996 to 1999 and Senior Vice President and Chief Investment Officer for Bank of America from 1992 to 1996. Mr. McDonald, who joined IAI in 1994, is a Vice President and Senior Portfolio Manager. Mr. Malet joined IAI in January 1999 and is a Vice President and Senior Portfolio Manager. Before joining IAI, Mr. Malet was an equity analyst and associate portfolio manager with American Express Financial Advisors.